Concentrations of Risk	12 Months Ended
Jun. 30, 2025
Concentrations of Risk [Abstract]
Concentrations of risk

Note 18 – Concentrations of risk

Credit Risk

The Company is exposed to credit risk from its cash in banks and advances on performance obligations.

As of June 30, 2025, and 2024, there were $442,297 and nil credit risk associated with deposits held at banks located in the US, respectively, and there was no credit risk associated with deposits held at banks located in the PRC. In the US, the insurance coverage of each bank is USD $250,000. In PRC, the insurance coverage of each bank is RMB 500,000 (approximately $70,000).

The USDTs are stored at the Company’s wallet addresses. The Company has no reason to believe it will incur any theft or loss because (i) it has no known or historical experience of claims to use as a basis of measurement, (ii) it accounts for and continually verifies the amount of crypto assets within its control, and (iii) it has established security around custodial product private keys to minimize the risk of theft or loss.

Prepayments and advances are subject to credit evaluation. An allowance will be made for allowance on estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

Customer Concentration Risk

As of June 30, 2025, one customer accounted for 100% of the Company’s accounts receivable. As of June 30, 2024, one customer accounted for 100% of the Company’s accounts receivable.

For the year ended June 30, 2025, one customer accounted for 100% of the Company’s total sales. For the year ended June 30, 2024, one customer accounted for 94% of the Company’s total sales.

Vendor Concentration Risk

There were no accounts payable as of June 30, 2025. As of June 30, 2024, one vendor accounted for 100% of the Company’s accounts payable.

There were no purchases for the year ended June 30, 2025. For the year ended June 30, 2024, one vendor accounted for 90% of the Company’s total purchases.